Exhibit 99.1

ENER-CORE, INC.
a Nevada corporation

Subscription Agreement

Ener-Core, Inc.

9400 Toledo Way

Irvine, California 92618

Attention: Alain Castro, Chief Executive Officer

To Ener-Core, Inc.:

1.             Subscription. The undersigned (the “Investor”) hereby subscribes for and agrees to purchase the number of shares of common stock (the “Common Stock” or the “Shares”) of Ener-Core, Inc., a Nevada corporation (the “Company”), set forth on the signature page hereto at a purchase price of $1.00 per share.

2.             Purchase of Common Stock. On or before the Closing (as that term is defined in Section 4, below), the Investor shall deliver payment (in the form of a wire transfer) to the Company for the number of Shares set forth on the signature page hereto.

3.             Acceptance or Rejection of Subscription.

(a)                 The Investor understands and agrees that the Investor’s subscription for Shares evidenced hereby is irrevocable and is conditioned upon acceptance by the Company and that, at any time prior to the closing of the Investor’s investment in the Company, may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion notwithstanding prior receipt by the Investor of notice of acceptance of the Investor’s subscription, if, in the Company’s judgment, such action is in the best interests of the Company.

(b)                 In the event of a rejection of the Investor’s subscription, the Investor’s funds will be returned to the Investor without interest or deduction and this Agreement shall have no force or effect. In the event of a partial rejection of the Investor’s subscription, that portion of the Investor’s payment relating to the rejected portion will be returned, and this Agreement will be amended to reflect the reduction.

4.             Closing.

(a)                 If the Company shall have accepted the Investor’s subscription (whether in whole or in part), the investment shall be deemed to have “closed” (a “Closing”) with respect to the Investor, whether or not the Company shall have accepted any other prospective investor’s subscription. Prior to such acceptance, if any, the Company shall hold the Investor’s funds without use, offset, or deduction. The Investor shall deliver to the Company (i) this Agreement, signed and completed by the Investor, (ii) a completed and signed Investor Questionnaire attached hereto as Exhibit A, (iii) if the Investor is an entity, a completed and signed Certificate of Signatory attached hereto as Exhibit B, and (iv) payment of the purchase price of the Shares to be purchased. The Company may have conducted one or more closings for subscriptions for Shares preceding the Closing and may conduct one or more closings thereafter until the earlier of December 31, 2013 or the date on which the maximum offering of $6,000,000 is sold, such (i) date subject to change by the Company to an earlier date and (ii) amount subject to reduction by the Company, each at its sole and absolute discretion. If Investor’s subscription is rejected by the Company or has not been accepted by the Company on or before December 31, 2013, the Investor’s funds shall be returned to the Investor without interest or deduction.

(b)                 At or following the Closing, the Company will deliver to the Investor (i) a certificate representing the number of Shares purchased by the Investor, and (ii) a copy of this Agreement executed by the Company.

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5.             Representations and Warranties of the Investor. To induce the Company to accept the Investor’s subscription for Shares, the Investor represents and warrants to the Company as follows:

(a)                 The Investor is acquiring the Shares for his, her, or its own account, for investment purposes only and not with a view to or for the resale, distribution, or fractionalization thereof, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in the Shares. If an entity, the Investor was either (i) not formed for the purpose of investing in the Company or (ii) each of its owners or members is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and a “sophisticated investor,” each as set forth in the Investor Questionnaire attached hereto as Exhibit A.

(b)                 The Investor acknowledges his, her, or its understanding that the offering and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) and 4(6) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder (“Regulation D”), and is exempt from the registration and/or qualification requirements under California Corporate Securities Law of 1968 pursuant to Section 25102(f) thereof and other applicable state securities laws. In furtherance thereof, the Investor represents and warrants to and agrees with the Company that:

(i)             The Investor has the financial ability to bear the economic risk of the Investor’s investment in the Company (including its possible loss), has adequate means for providing for the Investor’s current needs and personal contingencies and has no need for liquidity with respect to the Investor’s investment in the Company.

(ii)           The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and protecting the Investor’s own interests in connection with the investment and has obtained, in the Investor’s judgment, sufficient information from and about the Company to evaluate the merits and risks of an investment in the Shares.

(iii)          The Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D, as set forth in the Investor Questionnaire attached hereto as Exhibit A and completed and submitted to the Company by the Investor herewith, and the Investor is a sophisticated investor with sufficient knowledge and experience with financial and business matters that the Investor can evaluate the risks and merits of the investment in the Shares.

(iv)         The Investor has (A) a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (B) by reason of the Investor’s business or financial experience, the Investor is capable of evaluating the risks and merits of this investment and of protecting the Investor’s own interests in connection with an investment in the Shares.

(v)           The offer and sale of the Shares to the Investor has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c)                 The Investor:

(i)             has been furnished with a copy of any documents which may have been requested by the Investor, has carefully read such documents and acknowledges that any information provided to the Investor by the Company reflects the Company’s current intentions and estimates at the current time, and, as with any developing company, the precise elements of the Company’s plans can be expected to change from time to time;

(ii)           has been given access to all material, public books and records of the Company and all material, public contracts and documents relating to the offering of the Shares and afforded the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Shares and has been given the opportunity to obtain such additional information in order for the Investor to evaluate the merits and risks of an investment in the Shares to the extent the Company possesses such publicly available information or can acquire it without unreasonable effort or expense;

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(iii)          has evaluated and understands the risks associated with an investment in the Company and has carefully read and understands the Investment Considerations and Risk Factors set forth in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 10, 2013 and as subsequently amended;

(iv)         understands that the information contained in the documents furnished to Investor is confidential and non-public and agrees that all such information shall be kept in confidence by the Investor and neither used by the Investor for any purpose other than in connection with the evaluation and purchase of the Shares nor disclosed to any third party for any reason (other than in connection with the evaluation and purchase of the Shares);

(v)           has consulted to the extent deemed appropriate by the Investor with the Investor’s own advisers as to the tax, legal, and related matters concerning an investment in the Shares and on that basis has determined that an investment in the Shares is suitable and appropriate for the Investor and that at this time the Investor could bear a complete loss of Investor’s investment; and

(vi)         such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision.  Such Investor has not relied on the business or legal advice of any placement agent for the Shares (a “Placement Agent”) or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Investor in connection with the transactions contemplated by this Agreement.

(d)                 In making the decision to purchase the Shares herein subscribed for, the Investor has relied solely upon independent investigations made by the Investor and materials furnished by the Company as described in Section 2(c) hereof, and no representations or warranties have been made to the Investor by the Company or any of its respective employees, owners, affiliates, or representatives, nor has any person at any time expressly or implicitly represented guaranteed or warranted to the Investor that (i) Investor may freely transfer the Shares, (ii) a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in the Shares, (iii) any cash distributions or dividends from the operations of the Company will be made to the Investor by any specific date or will be made at all, or (iv) any specific benefits will accrue to the Investor as a result of an investment in the Company.

(e)                 The Investor understands and agrees that the Investor may not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom. The Investor fully understands and agrees that the Investor must bear the economic risk of the Investor’s investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. The Investor understands that the Company is under no obligation to register the Shares on the Investor’s behalf or to assist the Investor in complying with any exemption from registration under the Securities Act or any applicable state securities laws.

(f)                  The Investor is authorized and qualified to become a stockholder in, and authorized to make the Investor’s investment in, the Company, and, if the Investor is an entity, the person signing this Agreement on behalf of the Investor has been duly authorized by the Investor to do so.

(g)                 The execution and performance of the terms and obligations of this Agreement will not cause the Investor to violate any judgment, order, law, ordinance, rule, agreement, charter, organizational document or indenture to which the Investor or the Investor’s property is subject.

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(h)                 This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the valid and legally binding obligation of the Investor, subject to bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and to general equity principles.

(i)                   If the Investor is a corporation, limited liability company, partnership, trust, IRA, Keogh or other employee benefit plan, or other entity, the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(j)                  The information which the Investor has furnished herewith to the Company with respect to its financial position and business experience, including without limitation the information set forth in the Investor Questionnaire, is correct and complete as of the date hereof.

(k)                 If the Investor is the fiduciary of an Employee Retirement and Income Security Act (“ERISA”) plan, the Investor represents that such Investor has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest Plan Assets (as such term is defined in ERISA) in the Shares is consistent with the provisions of ERISA that require diversification of Plan Assets and impose other fiduciary responsibilities. The Investor fiduciary or plan: (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company or any of its affiliates; (iii) is qualified to make such decision; and (iv) in making such decision, the Investor fiduciary or plan has not relied on the advice or recommendation of the Company or any of its affiliates.

6.             Representations and Warranties of the Company. To induce the Investor to purchase the Shares, the Company represents and warrants to the Investor as follows:

(a)                 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own and operate its properties and the assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement.

(b)                 All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares has been taken or will be taken prior to the Closing.

(c)                 The Shares that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and federal and applicable state securities laws.

(d)                 There is no material legal or governmental proceeding pending or, to the Company’s Knowledge, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in writing to the Investor. For the purposes of this Agreement, “Company’s Knowledge” means the knowledge of the executive officers of the Company with reasonable due inquiry.

(e)                 The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect.

(f)                  The execution and delivery of the Agreement, the issuance and sale of the Shares under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (1) conflict with or constitute a violation of, or default under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a material adverse effect or (2) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject.

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(g)                 To the Company’s Knowledge, neither the Company nor any subsidiary of the Company (if any) (1) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (2) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, (3) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (4) is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a material adverse effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(h)                 Assuming the accuracy of the representations and warranties of each Investor set forth in this Agreement, the offer and sale of the Shares will constitute an exempted transaction under the Securities Act, and registration of the Shares under the Securities Act for issuance herein is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Shares, which filings will be made in a timely manner.

(i)                   The Company has timely prepared and filed all tax returns (taking into account all extensions) required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it (taking into account all extensions). The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity.

(j)                  The Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in writing to the Investor, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by the Company.

(k)                 Neither the Company nor any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Shares. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

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(l)                   Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) and 4(6) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

(m)               Neither the Company nor, to the Company’s Knowledge, any of its respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its respective businesses: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company or any subsidiary; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(n)                 The Company owns or has valid rights to use the trademarks, trade names, domain names, copyrights, patents, logos, licenses and computer software programs (including, without limitation, the source codes thereto) that are necessary for the conduct of its business as now being conducted. All of the Company’s licenses to use software programs are current and have been paid for the appropriate number of users. To the Company’s Knowledge, none of the Company’s intellectual property or Company License Agreements infringes upon the rights of any third party that may give rise to a cause of action or claim against the Company or its successors. The term “Company License Agreements” means any license agreements granting any right to use or practice any rights under any intellectual property (except for such agreements for off-the-shelf products that are generally available for less than $10,000), and any written settlements relating to any intellectual property, to which the Company is a party or otherwise bound.

(o)                 All of the representations and warranties made by the Company in this Agreement are true, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations, warranties or statements, in light of the circumstances under which they were made, not misleading. The copies of all documents furnished by the Company pursuant to the terms of this Agreement are complete and accurate copies of the original documents. The schedules, certificates, and any and all other statements and information, whether furnished in written or electronic form, to the Investor or his, her, or its representatives by or on behalf of the Company in connection with the negotiation of this Agreement and the transactions contemplated hereby do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

7.             Budget. For three years following the Closing, within 30 days after the beginning of each fiscal year, the Company agrees that its Board of Directors (the “Board”) shall adopt a budget for the fiscal year.

8.             Key Persons Insurance. The Company agrees that it will acquire life insurance on key personnel, as may be from time to time determined by the Board, in an amount satisfactory to the Board. Proceeds from such life insurance policies shall be payable to the Company.

9.             Non-Disclosure and Development Agreements. As of the Closing, the Company agrees that each employee and consultant with access to Company confidential information and trade secrets will enter into non-disclosure and proprietary rights assignment agreements containing standard terms and conditions.

10.          Non-Solicitation Agreements. As of the Closing, the Company agrees that it will have each employee enter into a one year non-solicitation agreement containing standard terms and conditions.

11.          Registration Rights Agreement. As of the Closing, the Company will provide a registration rights agreement to each of the Investor.

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12.          Further Advice and Assurances. The Investor agrees to notify the Company promptly if any representation or warranty contained in this Agreement, including the Investor Questionnaire, becomes untrue prior to the Investor’s investment in the Shares hereunder. The Investor agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law or regulation to which the Company may be subject.

13.          Indemnity.

(a)                 The Company shall indemnify and hold each Investor and its control persons, affiliates and assigns (collectively, the “Investor’s Representatives”) harmless for, from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) (collectively, “Losses”) to which the Investor or the Investor’s Representatives may become subject resulting from or arising out of any breach of a representation, warranty or covenant made by the Company as set forth herein.

(b)                 Each Investor and such Investor’s Representatives shall jointly and severally indemnify and hold the Company and the Company’s officers and directors (collectively, the “Company’s Representatives”) harmless for, from and against any and all Losses to which Company or Company’s Representatives may become subject resulting from or arising out of (1) any breach of a representation, warranty or covenant made by the Investor or Investor’s Representatives as set forth herein; or (2) any and all liabilities arising out of or in connection with: (A) any of the assets of the Company prior to the Closing in which such Investor purchased the Shares; or (B) the operations of the Company prior to the Closing in which such Investor purchased the Shares. Further, the Investor understands that the information provided herein, including the information provided in the Investor Questionnaire, will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Shares. The Investor and the Investor’s Representative agree jointly and severally to indemnify and hold harmless the Company and the Company’s Representatives from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Agreement or in any other document provided by the Investor to the Company or in any agreement executed by the Investor with the Company in connection with the Investor’s investment in the Shares.

14.          Expenses. If the Investor’s subscription is accepted by the Company, the parties agree that the Company shall pay Investor’s out-of-pocket costs and expenses reasonably incurred with respect to the negotiation, execution, delivery and performance of this Agreement and the agreements ancillary hereto. If the Investor’s subscription is not accepted by the Company, each party shall pay his, her, or its own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement and the agreements ancillary hereto.

15.          Legends. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legends set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the Shares represented by any such certificate without complying with the following legends endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

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“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE STOCKHOLDER AND THE COMPANY. ANY PURPORTED TRANSFER IN VIOLATION THEREOF IS NULL AND VOID. DETAILS OF SUCH TERMS AND CONDITIONS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

16.          Placement Agent Fee; Potential Ownership of Shares. The Company acknowledges that it may have retained one or more Placement Agents for the offer and sale of the Shares. In connection with the Investor’s subscription, cash commissions may be payable to the Placement Agent in connection with the sale of the Shares equal to between 0% to 8% of the proceeds from the sale of the Shares and the Company may issue a warrant to the Placement Agent to purchase such number of shares of Common Stock equal to between 0% to 8% of the number of Shares sold by the Company to the Investor at an exercise price of $1.00 per share and exercisable in accordance with such warrant.  The Company and the Investor hereby acknowledge that the Placement Agent may beneficially own shares of the Company.

17.          Miscellaneous.

(a)                 This Agreement is not assignable by the Investor without the consent of the Company, except that the Investor may assign this Agreement to its Affiliates without the consent of the Company. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

(b)                 This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

(c)                 Unless otherwise expressly provided herein, the rights of the Investor hereunder are several rights, not rights jointly held with any other potential investors in the Shares. Any invalidity, illegality, or limitation on the enforceability of any part of this Agreement, whether arising by reason of the law of the Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to any other investor in the Shares. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d)                 The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(e)                 The representations and warranties made by the Investor in this Agreement and the Investor Questionnaire, shall survive the closing of the transactions contemplated hereby and any investigation made by the Company. The Investor Questionnaire, including without limitation the representations and warranties contained therein, is an integral part of this Agreement and shall be deemed incorporated by reference herein.

(f)                  This Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument and shall be governed by and construed in accordance with the laws of the State of California without application of principles of conflicts of laws.

(g)                 At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

(h)                 All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by certified or registered mail, return receipt requested, postage prepaid, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

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If to the Company:	Ener-Core, Inc.
9400 Toledo Way
Irvine, California 92618
Attention: Alain Castro, Chief Executive Officer
Phone: (949) 616-3300
Fax No.: (949) 616-3399
With a copy to:	LKP Global Law, LLP
(which shall not	1901 Avenue of the Stars, Suite 480
constitute notice)	Los Angeles, California 90067
Attention: Kevin K. Leung
Phone: (424) 239-1890
Fax No.: (424) 239-1882

If to the Investor: At the address set forth on the Investor’s Signature Page

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Cash Investment Amount	Total Shares
$500,000	500,000

INDIVIDUAL INVESTOR:

Date:	November 11, 2013
(print name)

(signature)

PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY, CUSTODIAL ACCOUNT, OR OTHER INVESTOR:

Dylana Dreams, LLC
(print name of entity)

		By:	/s/ Scott Greenberg
(signature of person signing on
behalf of entity)

Scott Greenberg, Managing Member
(print name and title of person
signing on behalf of entity)

ADDRESS OF INVESTOR:

Please print above the exact name(s) in which the Shares are to be held

ACCEPTED AND AGREED TO:

ENER-CORE, INC.

(By Execution of Counterpart Signature Acceptance Page)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Cash Investment Amount	Total Shares
$1,000,000	1,000,000

INDIVIDUAL INVESTOR:

Date:	November 12, 2013
(print name)

(signature)

PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY, CUSTODIAL ACCOUNT, OR OTHER INVESTOR:

Rufus Dufus, LLC
(print name of entity)

		By:	/s/ Robert Sckalor
(signature of person signing on
behalf of entity)

Robert Sckalor, Manager
(print name and title of person
signing on behalf of entity)

ADDRESS OF INVESTOR:

Please print above the exact name(s) in which the Shares are to be held

ACCEPTED AND AGREED TO:

ENER-CORE, INC.

(By Execution of Counterpart Signature Acceptance Page)

COUNTERPART SIGNATURE ACCEPTANCE PAGE

TO

SUBSCRIPTION AGREEMENT OF ENER-CORE, INC.

The foregoing subscriptions for 1,500,000 Shares, at a purchase price of $1.00 per Share, for an aggregate purchase price of $1,500,000, in accordance with the foregoing Subscription Agreement, are AGREED AND ACCEPTED:

ENER-CORE, INC.

By:/s/ Alain Castro

Alain Castro

Chief Executive Officer

Date: November 18, 2013